SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                  RELATING THE POOLING AND SERVICING AGREEMENT

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 30, 2005

                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)

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
             DELAWARE                                333-120916                               30-0183252
   ----------------------------                 --------------------                    ----------------------
   (State or Other Jurisdiction                      (Commission                           (I.R.S. Employer
         of Incorporation)                          File Number)                          Identification No.)

        383 MADISON AVENUE
        NEW YORK, NEW YORK                                                                       10179
   ----------------------------                                                               -------------
       (Address of Principal                                                                   (Zip Code)
        Executive Offices)
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Registrant's telephone number, including area code, is (212) 272-2000.


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Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
           -------------------------------------------------------------------

           (a)   Not applicable

           (b)   Not applicable

           (c)   Exhibits:

         1. Pooling and Servicing Agreement, dated as of June 1, 2005, among Structured Asset Mortgage Investments II Inc., as depositor, Wells Fargo Bank National Association, as master servicer and as securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, N.A., as trustee.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


Dated:  July 13, 2005


                                           STRUCTURED ASSET MORTGAGE
                                           INVESTMENTS II INC.

                                           By:  /s/Baron Silverstein
                                              ----------------------------------
                                               Name:  Baron Silverstein
                                               Title: Vice President


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                                  EXHIBIT INDEX

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
                        Item 601 (a) of                 Sequentially
Exhibit                 Regulation S-K                  Numbered
Number                  Exhibit No.                     Description                             Page
------                  -----------                     -----------                             ----

1                       4                               Pooling and Servicing                      4
                                                        Agreement

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